Class	A:	PWDAX
Class	C:	PWDCX
Class	I:	PWDIX

PROSPECTUS

October 28, 2014

Advised by

629 Washington Street

Norwood, MA 02062

www.PowerDividendIndexFund.com 1-877-7-PWRINC

(1-877-779-7462)

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objectives	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	3
Investment Adviser	3
Portfolio Managers	3
Purchase and Sale of Fund Shares	3
Tax Information	3
Payments to Broker-Dealers and Other Financial Intermediaries	3
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	3
Investment Objective	3
Principal Investment Strategies	3
Principal Investment Risks	4
Temporary Investments	5
Portfolio Holdings Disclosure	5
MANAGEMENT	5
Investment Adviser	5
Portfolio Managers	6
HOW SHARES ARE PRICED	8
HOW TO PURCHASE SHARES	9
HOW TO REDEEM SHARES	13
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	15
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	16
DISTRIBUTION OF SHARES	16
Distributor	16
Distribution Fees	16
Additional Compensation to Financial Intermediaries	17
Householding	17
FINANCIAL HIGHLIGHTS	18
APPENDIX A - ADDITIONAL INFORMATION ABOUT POWER DIVIDEND INDEX	19
Privacy Notice	21

FUND SUMMARY

Investment Objectives: The Fund's primary investment objective is total return from income and capital appreciation. Capital Preservation is a secondary objective of the Fund.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 9 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.76%	2.51%	1.51%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$670	$1,026	$1,406	$2,469
Class C	$354	$782	$1,335	$2,846
Class I	$154	$477	$824	$1,802

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

1

Principal Investment Strategies: The Fund's investment adviser seeks to achieve the Fund's primary investment objective by investing in equally-weighted stocks at the beginning of each quarter that produced the highest dividend yields from each of the ten industry sectors that comprise the S&P 500 Index on an annual basis. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend producing securities. The Fund will invest in 50 common stocks from the universe of stocks represented in the S&P 500 Index which are also constituents of the S-Network Sector Dividend Dogs Index (“SDOGX”). The adviser uses a total return variation of the SDOGX Index to signal investment into and out of these 50 common stocks. If the Fund holds an investment in common stock of a company that is removed from the S&P 500 Index, that position will be sold.

The Fund is predicated upon and has entered a licensing agreement with SDOGX for its proprietary Power Dividend Index Portfolio which tracks the SDOGX Index of 50 stocks (five from each of the then Global Industry Classification Standard (“GICS”) Sectors which comprise the S&P 500 Index), as determined by the highest dividend yields as of November of each year. This methodology is designed to convey the benefits of high dividend yield, sector diversification and equal weighting. The adviser then applies its defensive tactical overlay as described below to both its proprietary index, the W.E. Donoghue Power Dividend Index, and the Fund. The adviser buys equity securities when its indicators are positive and sells them when its indicators are significantly negative.

The adviser seeks to achieve the Fund's secondary investment objective by hedging the equity portfolio when its defensive tactical overlay determines a sell. The adviser hedges the portfolio by increasing allocations to cash equivalents or U.S. Treasury securities if the adviser determines the Fund should adopt a temporary defensive position due to market conditions.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund:

  Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Hedging Risk. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses by hedging with underlying money market funds if stock prices do not decline.
  Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.
  Management Risk. The adviser's dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular equities in which the Fund invests, or the direction of the capital markets in general may prove to be incorrect and may not produce the desired results.
  Underlying Fund Risk. If money market funds are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize money market mutual funds when it is in a defensive position.
2

Performance:

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.PowerDividendIndexFund.com or by calling 1-877-7-PWRINC.

Investment Adviser: W.E. Donoghue & Co., Inc. is the Fund's investment adviser.

Portfolio Managers: William E. Donoghue, Chief Executive Officer of the adviser, Jeffrey R. Thompson, Executive Vice President of the adviser, and William B. Dowler, Vice President and Chief Compliance Officer of the adviser, have each served the Fund as a Portfolio Co-Manager since it commenced operations in 2013.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $100,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

The Fund's primary investment objective is total return from dividend income and capital appreciation.Capital Preservation is a secondary objective of the Fund. The Fund's investment objectives and its 80% investment policy may be changed by the Fund's Board of Trustees upon 60 days’ written notice to shareholders. If the Fund’s 80% investment policy is changed, this may necessitate the Fund also change its name.

Principal Investment Strategies: Under normal circumstances, the Fund's investment adviser seeks to achieve the Fund's primary investment objective by investing primarily in stocks that produce the highest dividend yields from each of the ten industry sectors that comprise the S&P 500 Index and the Fund will invest at least 80% of its net assets in such dividend-producing securities. The Power Dividend Index and Fund are divided equally into the following 10 GICS Sectors that comprise the S&P 500 Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services and utilities. The adviser uses a total return variation of the SDOGX Index to signal investment into and out of these 50 common stocks.

3

The Fund is predicated upon and has entered a licensing agreement with the Standard & Poors 500 (S&P 500) stock market index and the S-Network Sector Dividend Dogs Index (“SDOGX”) and for and in connection with its proprietary Power Dividend Index Portfolio which tracks the SDOGX Index of 50 stocks (five from each of the then GICS sectors which comprise the S&P 500 Index), as determined by the highest dividend yields as of November of each year, then employs its defensive tactical overlay described below. The adviser buys equity securities when it believes prices are stable or improving and will sell them when it believes prices will fall significantly, when the adviser determines the Fund should adopt a temporary defensive position. The adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

The “W.E. Donoghue Power Dividend Index” is a product of S&P Dow Jones Indices LLC, and has been licensed for use by W.E. Donoghue & Co., Inc. W.E. Donoghue & Co., Inc.’s Power Dividend Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates, or S-Network Global Indexes LLC and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates or S-Network Global Indexes make any representation regarding the advisability of investing in such product(s).

Adviser's Technical Trend Analysis

The adviser utilizes its rules-based, tactical asset allocation methodology and will manage the Fund's investment portfolio, in part, by using its technical trend analysis strategy. This strategy identifies investment trends utilizing the adviser's proprietary model system. This system tracks the changing prices of securities and identifies their momentum. The relative strength of the market is evaluated to identify whether the market is bullish or bearish. The adviser will employ its proprietary defensive trading system to determine when to switch between equity securities and money market funds or cash equivalents. The adviser believes this is a relatively conservative portfolio approach to defensive trading to manage risks and back out of the market and into defensive positions when conditions warrant. The adviser believes its technical trend strategy, which moves between fully invested and defensive positions, will reduce losses during a downturn and participate in gains during upturns. This collection of models and the adviser's technical trend analysis, in general, operate according to the momentum of the markets, and not on subjective judgments.

The adviser buys securities when its proprietary trend analysis is a BUY and sells them when it’s analysis indicates it move to a temporary defensive position and SELL. The Fund invests in specific companies in the S&P 500 Index with the highest dividend yields as of November of each year, as determined by the S&P 500 Index and the SDOGX Index. The stocks selected for inclusion in the Power Dividend Index and the Fund are equally weighted and the stock weightings are rebalanced quarterly. If a stock held by the Fund is removed by the S&P 500 intra-quarter, the Fund will also sell the stock. Conversely, the adviser's technical models may reclassify the market as in a downtrend, thus identifying it as a potential sell candidate. While the adviser does not anticipate a higher turnover rate, it may engage in frequent buying and selling of securities to achieve the Fund's investment objectives.

Principal Investment Risks:

The following risks apply to the Fund:

  Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Hedging Risk. The adviser's defensive positioning may not effectively hedge the Fund's downside risk. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses if stock prices do not decline when the Fund is in a defensive position.
4

  Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.
  Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser's investment strategy of equal allocation of the Fund's assets among 50 stocks in the SDOGX Index. The adviser's objective judgments, based on its investment strategies, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its primary investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds because it is in a temporary defensive position, or has sold a portfolios stock, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling 1-877-7-PWRINC.

MANAGEMENT

Investment Adviser: W.E. Donoghue & Co., Inc., located at 629 Washington Street, Norwood, MA 02062, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the adviser is responsible for the overall management of the Fund's business affairs. The adviser is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. The adviser was established in 1986 for the purpose of advising individuals and institutions. As of June 30, 2014 the adviser had approximately $1.07 billion in assets under management or under advisement.

For the fiscal year ended June 30, 2014, the adviser received an annual advisory fee equal to 1.00% of the Fund's average daily net assets. The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least October 31, 2015, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.25%, 3.00%, and 2.00% for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years of the fiscal year end during which the fees were been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement will be available in the Fund's first annual or semi-annual shareholder report. A discussion regarding the basis for the Board of Trustees' renewal of the advisory agreement was included in the Fund’s annual report dated June 30, 2014.

5

Portfolio Managers:

William E. Donoghue - Chief Executive Officer

Mr. Donoghue has served as the adviser's Chief Executive Officer since 1986. Mr. Donoghue is also a www.marketwatch.com contributing columnist. In addition, he is a bestselling financial author and former FNN TV host. Mr. Donoghue brings 44 years of experience as an independent expert on investment management.

Jeffrey R. Thompson - Executive Vice President

Mr. Thompson has served as the adviser's Principal and Executive Vice President since 1999. He currently holds a Series 65. Previously, Mr. Thompson worked as an Account Executive for national and super regional firms Lehman Brothers, Gruntal & Co., and Cowen & Co. from 1992-1996. There he worked with individual investors as well as institutional investors recommending and trading individual securities. Additionally, BTS Asset Management employed Mr. Thompson from 1996-1998 as a Regional Vice President providing investment advisory services to institutional clients. Mr. Thompson has more than 22 years’ experience in the financial services industry.

William B. Dowler - Vice President and Chief Compliance Officer

Mr. Dowler has served as the adviser's Principal and Vice President and Chief Compliance Officer since 2002. Mr. Dowler has had two separate occasions to work for W.E. Donoghue & Co., Inc. (1994-1999 and 2002 to present). Mr. Dowler is a corporate officer as well as a member of the adviser's Investment Policy Committee. Mr. Dowler holds a Series 65, as well as Life, Accident and Health Insurance Brokerage Licenses. Previously, Mr. Dowler worked as an investment professional with independent and national firms, such as Advisory Group Equity Services, Jefferson Pilot Securities and Franklin Securities. Prior to working as being an investment professional, Mr. Dowler was an assistant manager of mutual fund operations with State Street Bank and Trust, Co. Mr. Dowler has more than 23 years’ experience in the financial services industry.

The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Fund.

Prior Performance Information for Separately Managed Accounts

The adviser is responsible for managing clients’ separate account based upon the adviser’s Power Dividend Index and which have been invested using the same strategy as the Fund (the "Power Dividend Index Portfolio"). This strategy employs the same features of the Fund's principal investment strategies using the adviser's investment principles. Consequently, this “Power Dividend Index Portfolio" is substantially similar to the strategy employed by the Fund. The adviser had full discretionary authority over the selection of investments for the Power Dividend Index Portfolio accounts, and intends to use substantially the same goals and style of investment management in managing the Fund. The Power Dividend Index Fund will have substantially the same investment objectives, policies and strategies as the Power Dividend Index Portfolio accounts. The information for the Power Dividend Index Portfolio accounts, which includes the only substantially similar account, is provided to show the past performance of this account as measured against a specified benchmark index, and a supplemental index. The performance of the Power Dividend Index Portfolio accounts do not represent the historical performance of the Fund, and should not be considered indicative of future performance of the Fund. Future results will differ from past results because of differences in

6

future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things. In addition, the Power Dividend Index Portfolio account, are not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Power Dividend Index Portfolio account during the periods shown. Performance of the Fund for future periods will definitely vary, and some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

The adviser provided the Power Dividend Index Portfolio information shown below and calculated the performance information. The Power Dividend Index Portfolio returns shown include realized and unrealized gains plus income, including accrued income. These returns have been adjusted to reflect any sales charges and the estimated expenses of the Fund's Class A and I shares, including 12b-1 fees, in place of the fees charged for the Power Dividend Index Portfolio separate account. The performance is shown net of estimated operating expenses of 1.76% and 1.51% for A and I Class shares, respectively, for the first year of operations of the Fund. Results include the reinvestment of dividends and capital gains. Returns from any cash and cash equivalents in the Power Dividend Index Portfolio are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The Power Dividend Index Portfolio accounts have been valued on a monthly basis. Appendix A provides Separate performance information about the Adviser’s Power Dividend Index, which will differ from both the Separate Account and the Fund, and also includes certain hypothetical back-tested data.

Power Dividend Index Portfolio Account

Average Annual Total Returns

For Periods Ended September 30, 2014

	1 Year	Since Inception
Power Dividend Index Portfolio Account[1]	19.91%	25.34%
including estimated Class A fees and expenses and 5% load	12.27%	19.90%
including estimated Class C fees and expenses	16.42%	21.70%
including estimated Class I fees and expenses	18.19%	23.54%
Power Dividend Index[1]	34.99%	26.59%
S&P 500 TR2	19.73%	22.23%
(1)	As of September 30, 2014, the Power Dividend Index Portfolio account totaled $577 million .The Power Dividend Index Portfolio is designated to track the Power Dividend Index. The Account’s inception date is December 17, 2012; one cannot invest directly in an index. The Power Dividend Index is a rules based index, which the Power Dividend Index Portfolio follows; reflects the theoretical performance an investor would have obtained had it invested in the manner shown and does not represent returns actually obtained and does not represent returns an investor actually obtained, as investors cannot invest directly in an index.
(2)	The inclusion of the S&P 500 Total Return Index results are for comparison purposes only. The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index. The historical performance results of the S&P 500 Index (and all other indexes, are unmanaged; do not reflect the deduction of transaction and custodial charges, or the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results and cannot be invested indirectly).

7

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities, if any, are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

8

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 3 classes of shares offered by the Fund: Class A, Class C, and Class I shares. The main differences between the share classes are the ongoing fees, minimum investment, and sales charges. Class A shares pay sales charges up to 5.00%, and Class C and Class I shares do not pay such fees. Class A shares and Class C shares pay an annual fee of up to 0.25% and 1.00%, respectively, for distribution expenses pursuant to a plan under Rule 12b-1. Class I shares do not pay such fees. For information on ongoing distribution fees see Distribution Fees on page [xx] of this Prospectus. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares are offered at the public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in the Class A shares is $1,000 and the minimum subsequent investment is $100. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. If you invest in more than one class of the Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.00%	5.26%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.25%
$100,000 to $249,999	3.00%	3.09%	2.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

You may be able to buy Class A Shares without a sales charge (i.e. "load-waived") when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class A Shares of another fund for an investment in the Fund;
9

•	a current or former director or trustee of the Fund;
•	an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's adviser or its affiliates or of a broker-dealer authorized to sell shares of the fund;
•	purchasing shares through the Fund's adviser; or
•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403, or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor, Northern Lights Distributors, LLC at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares the Fund purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

10

Class C Shares: Class C shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Fund’s distributor may receive an annualized commission of up to 1.00% of the purchase price of Class C shares, paid on a monthly basis following the sale of those shares.

The minimum initial investment in the Class C shares is $1,000 and the minimum subsequent investment is $100.

Class I Shares: Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. The minimum initial investment in the Class I shares is $100,000. There is no minimum subsequent investment for Class I shares.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail:	or Overnight Mail:
Power Dividend Index Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Power Dividend Index Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-877-7-PWRINC for more information about the Fund's Automatic Investment Plan.

11

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-7-PWRINC for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Minimum and Additional Investment Amounts: For Class A and Class C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $100,000. There is no minimum investment requirement for Class I shares or when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund reserves the right to waive any investment minimum.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

•          the name of the Fund,

•          the dollar amount of shares to be purchased,

•          a completed purchase application or investment stub, and

•          check payable to the "Power Dividend Index Fund".

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-877-7-PWRINC for the most current listing and appropriate disclosure documentation on how to open a retirement account.

12

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail:	or Overnight Mail:
Power Dividend Index Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Power Dividend Index Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-7-PWRINC. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Fund at 1-877-7-PWRINC for more information about the Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund's assets. The securities will be chosen by the Fund and valued under the Fund's net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

13

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order: Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund,
•	you request that a redemption be mailed to an address other than that on record with the Fund,
•	the proceeds of a requested redemption exceed $50,000,
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record, or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $1,000 for Class A or Class C shares, or $100,000 for Class I shares, the Fund may notify you that, unless the account is brought up to the appropriate account minimum within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the appropriate account minimum due to a decline in NAV.

14

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund commits a staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy" and charges a redemption fee if shares are redeemed within 30 days of purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

15

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor: The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan allows the Fund to pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% Fund's average daily net assets attributable to Class A shares, and 1.00% of the Fund's average daily net assets attributable to Class C shares.

Distribution Fees: The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Class A shares, and 1.00% of the Fund's average daily net assets attributable to Class C shares.

16

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Fund will mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-7-PWRINC on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

17

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by BBD, LLP, the Fund's Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, are included in the Fund's June 30, 2014 annual report, which is available upon request. Information regarding the performance of Class C shares was not included because the Class C shares described in this prospectus were not in operation during the periods shown below.

	Class A	Class I
	Period Ended	Period Ended
	June 30,	June 30,
	2014 (1)	2014 (1)
Net asset value, beginning of period	$10.00	$10.00

Activity from investment operations:
Net investment income (2)	0.17	0.18
Net realized and unrealized gain on investments	1.10	1.10
Total from investment operations	1.27	1.28

Less distributions from:
Net investment income	(0.13)	(0.14)
Total distributions	(0.13)	(0.14)

Paid-in-Capital From Redemption Fees (3)	0.00	0.00

Net asset value, end of period	$11.14	$11.14

Total return (4,5)	12.79%	12.90%

Net assets, at end of period (000s)	$29,407	$97,896

Ratio of gross expenses to average net assets (6)	1.75%	1.50%
Ratio of net income to average net assets (6)	2.46%	2.68%

Portfolio Turnover Rate (5)	22%	22%

(1)	The Power Dividend Index Fund commenced operations on November 7, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Amount is less than $0.01.
(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions
(5)	Not annualized.
(6)	Annualized.
18

APPENDIX A

ADDITIONAL INFORMATION ABOUT POWER DIVIDEND INDEX

The Fund is predicated upon its proprietary “W.E. Donoghue Power Dividend Index” which tracks the S-Network Sector Dividend Dogs Index (“SDOGX”). The SDOGX Index of 50 stocks (five from each of the then GICS Sectors which comprise the S&P 500 Index), as determined by the highest dividend yields as of November of each year. This methodology is designed to convey the benefits of high dividend yield, sector diversification and equal weighting. The index was created and is maintained by S-Network Global Indexes, LLC ("S-Network”). SDOGX is a portfolio of fifty stocks derived from the S&P 500 Index. The SDOGX methodology selects the five stocks in each of the ten GICS sectors that make up the S&P 500 which offer the highest dividend yields as of the last trading day of November. The stocks selected for inclusion in the portfolio are equally weighted. SDOGX divides into the following ten GICS sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services and utilities. The adviser applies its defensive tactical overlay as described below for its proprietary index and the Fund. The adviser buys equity securities when it believes prices are stable or improving and sells them when it believes prices will fall.

The W.E. Donoghue Power Dividend Index was recently created by the adviser and consequently, the historical return information presented is based primarily upon a back tested methodology. The performance data for the period from November 27, 2012 to present represents the actual returns of the Index; Information prior to November 27, 2012 represents data generated using a back tested methodology.

Index Construction

All constituents of SDOGX, and consequently the W.E. Donoghue Power Dividend Index, must be constituents of the S&P 500. The selection criteria for the S&P 500 include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. Individual securities to be included in the index are selected based on a ranking system within each sector that selects the five stocks in each sector with the highest dividend yield as of the last trading day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price.

All stocks selected for inclusion in the index are equally weighted at the beginning of each quarter and share weights are based on prices as of the close of trading on the second Friday of the rebalancing month. If there are less than 5 eligible securities represented in any GICS sector as of the snapshot date, the index will include only those securities which qualify. All constituents are equally weighted as of the record date. The index is rebalanced quarterly, at the close of trading on the third Friday of the last month of each calendar quarter. the Adviser then applies its technical trend analysis and proprietary defensive trading system to determine when to switch between equity securities and money market or cash equivalents in each GICS sector.

19

Set forth below is yearly and since-inception back-tested performance of the index and various benchmarks over the same time period.

Historical Returns

W.E. Donoghue Power Dividend Index Calendar Year Returns

Index	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Power Dividend Index	32.89%	17.52%	5.45%	20.73%	1.26%	1.52%	41.88%	20.33%	2.80%	11.24%	34.99%
S&P 500 TR	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%

W.E. Donoghue Power Dividend Index Annualized Index Returns

January 1, 2000 – May 31, 2014

Index	1 Yr.	2 Yr.	3 Yr.	4 Yr.	5 Yr.	6 Yr.	7 Yr.	8 Yr.	9 Yr.	10 Yr.	Since Inception
Power Dividend Index	21.04%	23.14%	20.15%	17.11%	17.71%	19.77%	16.00%	15.87%	15.53%	15.62%	14.19%
S&P 500TR	20.45%	23.81%	15.15%	17.76%	18.40%	7.79%	5.59%	7.60%	7.72%	7.77%	3.84%

Past performance does not guarantee future results. The index returns do not represent the performance of the Fund. The indexes do not charge any fees, including management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Investors cannot invest directly in an index. In addition, the result actual investors in the Fund might have achieved would have differed from these shown because of, among other things, differences in the timing, amounts of their investments and fees and expenses associates with an investment in the Fund.

The W.E. Donoghue Power Dividend Index is a product of S&P Dow Jones Indices LLC, and has been licensed for use by W.E. Donoghue & Co., Inc. W.E. Donoghue & Co., Inc.’s Power Dividend Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates, or S-Network Global Indexes LLC and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates or S-Network Global Indexes make any representation regarding the advisability of investing in such product(s).

SDOGX is the exclusive property of S-Network and the adviser uses SDOGX pursuant to an exclusive licensing agreement with S-Network. The adviser owns a minority interest in S-Network. S-Network has contracted with Morningstar to calculate and maintain the SDOGX. Morningstar shall have no liability for any errors or omissions in calculating the SDOGX.

20

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
21

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.
22

Adviser	W.E. Donoghue & Co., Inc. 629 Washington Street Norwood, MA 02062	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, National Association 400 California Street San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Power Dividend Index Fund

Additional information about the Fund is included in the Fund's Statement of Additional Information dated October 28, 2014 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-7-PWRINC or visit www.PowerDividendIndexFund.com. You may also write to:

Power Dividend Index Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720